UNITED STATES
SECURITIES AND EXCHANGE COMMISION
Washington, D.C. 20549
________________________________

FORM 8-K
____________________________

CURRENT REPORT

Pursuant to Section 13 of 15(D) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2016
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Petrus Resources Corporation
(Exact Name of registrant in its charter)

Delaware	6770	27-5414522
(State or jurisdiction of incorporation	(Primary Standard Industrial	(I.R.S. Employer
or organization)	Classification Code Number)	Identification No.)

15321 NW 60th Avenue, Suite 109
Miami Lakes, FL 33014
(Address of Principal Executive Offices) (Zip Code)

954-362-7598
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
1.01 Entry into a Material Definitive Agreement

On March 3rd, 2016, Petrus Resources Corporation. (the "Company", "we", or "us") entered into a Share Exchange Agreement and Plan of Reorganization ("Agreement") with Waters Club Worldwide Inc., ("WCW"), a private company incorporated in Florida in 2014 with offices at 750 W. Sunrise Blvd., Fort Lauderdale, Florida 33311.  At the closing of the Agreement (which is contingent upon the effectiveness of a post-effective amendment to our registration statement and a 80% reconfirmation vote under Rule 419 and other closing conditions), pursuant to the terms of the Agreement, 81,000,000 shares of our common stock, par value $0.0001 per share (the "Common Stock") will be issued to WCW shareholders holding 100% of the issued and outstanding common shares of WCW. Upon completion of the foregoing transactions, (i)  WCW will become our wholly-owned subsidiary, (ii) WCW's common stockholders will acquire 82% of our issued and outstanding common stock, and (iii)  we will change our name to Waters Club Worldwide Inc..

The closing of the transaction is subject to an effective registration statement with the SEC and the reconfirmation of investors in the Company's offering and approval of the Company's shareholders. After the transaction is closed, the Company anticipates initiating all the necessary steps to commence public trading of its common stock, including, but not limited to the filing of a FINRA Form 15c2-11.

Waters Club Worldwide Inc. is a Florida corporation founded in 2014 engaged in the operation of a luxury yacht charter business servicing several key cruising destinations including the northeastern US, Bahamas, and the Virgin Islands.  WCW has existing relationships with the market leaders in the luxury home vacation club industry and has been servicing their members with great success.

WCW plans to expand its business by developing new relationships with other luxury vacation industry leaders by offering its charter services.

This current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, made in this Current Report on Form 8-K are forward looking and subject to change. The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond the Company's control, which may cause actual results and events to differ materially from those indicated in the forward-looking statements. Additional information concerning other factors is contained under the headings "Risk Factors" and "Management Discussion and Analysis of Financial Condition and Results of Operations" in the Company's filing on Form S-1 and any subsequent Forms filed with the Securities and Exchange Commission, which are incorporated by reference. The Company undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

Item 9.01 Financial Statements and Exhibits

(d)            Exhibits

2.a	Exchange Agreement and Plan of Reorganization – Waters Club Worldwide Inc.

99.1	Press Release dated March 7, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petrus Resources Corporation
Dated: March 7, 2016
By: /s/ Miguel Dotres
Miguel Dotres
President, Secretary and Director
Chief Executive Officer